LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JANUARY 25, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED DECEMBER 28, 2016 OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES

Please note that effective February 28, 2017, the Fund will no longer offer Class L shares. Effective as of that date, the share class will be closed to all incoming purchases.

Please retain this supplement for future reference.

WASX335098